SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                        August 10, 2005 (August 5, 2005)

                              Market Central, Inc.

         Delaware                       0-22969                  59-3562953
(State or other jurisdiction    (Commission File ID No.)     (IRS Employer No.)
    of incorporation)

                           6701 Carmel Road, Suite 205
                               Charlotte, NC 28266

                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)

                         7810 Ballantyne Commons Parkway
                                    Suite 300
                               Charlotte, NC 28277

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)   None.

(b) On August 5, 2005, Mr. Thomas A. Gordy resigned as a member of the Company's Board of Directors because of other pressing time and business commitments.


Section 8 - Other Events

Item 8.01 Other Events

On August 8, 2005, Market Central, Inc. d/b/a Scientigo issued a press release announcing that it has moved its operations to a new 9,000 square-foot headquarters in Charlotte, NC. Scientigo also announced the launch of its new corporate website, located at www.scientigo.com. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 9, 2005, Market Central, Inc. d/b/a Scientigo issued a press release announcing that it has partnered with BCS Systems, Inc. ("BCS") to integrate its multi-patented Intelligent Document Recognition and TigoSearch data and search engine. It is expected that BCS will integrate Scientigo's core technology and provide bundled middleware products for applications in the areas of Image Capture, Document Management and Enterprise Content Management. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired

            Not applicable.

(b)   Pro Forma Financial Information

            Not applicable.

(c)   Exhibits

      99.1 Press Release on move to new headquarters and launch of corporate website.

      99.2  Press Release on partnership with BCS Systems, Inc.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   Market Central, Inc.
                                   (Registrant)


Dated: August 10, 2005             By:  /s/ Clifford Clark
                                        ---------------------------------------
                                        Clifford Clark, Chief Financial Officer




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